UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

FAST Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40214	86-1258014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Old Branchville Road

Ridgefield, CT 06877

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 956-1969

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant	FZT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FZT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FZT WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 14, 2023, Falcon’s Beyond Global, Inc. (“Pubco”), a Delaware corporation and a wholly owned subsidiary of Falcon’s Beyond Global, LLC (“Falcon’s”), filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-269778) (the “Registration Statement”) that includes a proxy statement/prospectus relating to the proposed business combination (the “Business Combination”) by and among FAST Acquisition Corp. II, a Delaware corporation (“FAST II”), Falcon’s, Pubco and certain other parties as more fully described in the Registration Statement.

For additional information on the Business Combination, see the Registration Statement filed by Pubco on February 14, 2023, which can be obtained without charge at the SEC’s website (https://www.sec.gov/Archives/edgar/data/1937987/000121390023011615/fs42023_falconsbeyond.htm).

On February 15, 2023, FAST II and Pubco issued a press release announcing the issuance of a letter to FAST II’s stockholders regarding the filing of the Registration Statement and the filing by FAST II on February 10, 2023 of a definitive proxy statement in connection with the planned special meeting of FAST II’s stockholders to consider and vote upon certain amendments to FAST II’s charter, including an amendment to extend the date by which it must consummate its initial business combination. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of FAST II under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco has filed the Registration Statement with the SEC, which includes a document that serves as a joint prospectus of Pubco and proxy statement of FAST II, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all FAST II shareholders after the Registration Statement is declared effective by the SEC. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. FAST II and Pubco will also file other documents regarding the proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF FAST II ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

FAST II has filed with the SEC a definitive proxy statement (the “Extension Proxy Statement”) in connection with the special meeting of its stockholders (the “Meeting”) to consider and vote upon certain amendments to FAST II’s charter, including an amendment to extend the date by which it must consummate its initial business combination (the “Extension”) and, beginning on February 13, 2023, mailed the Extension Proxy Statement and other relevant documents to its stockholders as of the February 7, 2023 record date for the Meeting. FAST II’s stockholders and other interested persons are advised to read the Extension Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with FAST II’s solicitation of proxies for the Meeting because these documents will contain important information about FAST II, the Extension and related matters.

Investors and security holders can obtain free copies of the Extension Proxy Statement and Registration Statement, and will be able to obtain free copies of amendments to the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FAST II or Pubco through the website maintained by the SEC at www.sec.gov. The documents filed by FAST II with the SEC also may be obtained free of charge upon written request to 109 Old Branchville Road Ridgefield, CT 06877. The documents filed by Pubco with the SEC may also be obtained free of charge upon written request to 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835.

Participants in the Solicitations

FAST II and its directors and executive officers may be deemed participants in the solicitation of proxies from FAST II’s stockholders with respect to the proposed Business Combination and the Extension. A list of the names of those directors and executive officers and a description of their interests in FAST II is contained in FAST II’s final prospectus related to its initial public offering dated March 15, 2021, the Extension Proxy Statement and the Registration Statement, each of which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in amendments to the Registration Statement for the proposed Business Combination when available.

Falcon’s and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FAST II in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Registration Statement for the proposed Business Combination, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in amendments to the Registration Statement for the proposed Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated February 15, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST ACQUISITION CORP. II

By:	/s/ Garrett Schreiber
	Name:	Garrett Schreiber
	Title:	Chief Financial Officer

Dated: February 15, 2023

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